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                                                                   Exhibit 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement.


                                     /s/ Charles Bailly & Company P.L.L.P.
                                     ------------------------------------
                                     CHARLES BAILLY & COMPANY P.L.L.P.



Sioux Falls, South Dakota
February 13, 1995